SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2005

KOHL’S DEPARTMENT STORES, INC. SAVINGS PLAN

(Exact name of registrant as specified in its charter)

Wisconsin	1-11084	13-3357362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Savings Plan’s Certifying Accountant

On September 28, 2005, the Kohl’s Department Stores, Inc. Savings Plan (the “Plan”) notified Ernst & Young LLP (“E&Y”) that it had engaged another firm to be the independent auditor for the Plan.  The decision to change the independent auditors of the Plan was approved by the Kohl’s Corporation audit committee and the Plan Sponsor and was made primarily for cost-related reasons.  E&Y continues as the independent registered public accounting firm for Kohl’s Corporation.

The reports of E&Y on the Plan’s financial statements for the years ended January 29, 2005 and January 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended January 29, 2005 and January 31, 2004 and through September 28, 2005, there were no disagreements between the Plan and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to such disagreements in its reports on the Plan.  During the years ended January 29, 2005 and January 31, 2004 and through September 28, 2005, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) with respect to the Plan.

The Plan requested E&Y to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

The Plan has engaged Virchow, Krause & Co., LLP as its independent auditor, effective September 28, 2005.  During the years ended January 29, 2005 and January 31, 2004 and through September 28, 2005, the Plan did not consult Virchow, Krause & Co., LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Plan’s financial statements, or any of the matters or reportable events specified in Item 304(a)(2) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP regarding change in certifying accountant for savings plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 4, 2005

KOHL’S DEPARTMENT STORES, INC.
SAVINGS PLAN

By:  /s/ Wesley S. McDonald

Wesley S. McDonald

Chief Financial Officer of Kohl’s Department

Stores, Inc. and member of the Plan Administrative Committee

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP regarding change in certifying accountant for savings plan